Income Tax Matters - Provision for Income Taxes and the Amounts Computed by Applying the Statutory Federal Income Tax Rate of 34% to Income Before Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Provision for income taxes and the amounts computed by applying the statutory federal income tax rate of 34% to income before income taxes
Tax computed at the statutory federal rate	$ 1,056	$ 956	$ 791
Increases (decrease) resulting from:
Tax exempt interest, net	(298)	(280)	(252)
State income taxes, net of federal benefit	115	125	118
Other	22	5	(9)
Net provision for income taxes	$ 895	$ 806	$ 648